Exhibit 99.2

Report of Independent Registered Public Accounting Firm

The Board of Directors of Global ePoint, Inc.

We have audited the accompanying statements of assets, liabilities and divisional capital of AirWorks Electronic and Installation Division (a business unit of Greenick, Inc.) as of December 31, 2003 and 2002, and the related statements of operations, changes in divisional capital, and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of AirWorks Electronic and Installation Division (a business unit of Greenick, Inc.) as of December 31, 2003 and 2002, and the results of its operations and cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 1, AirWorks Electronic and Installation Division is not a separate legal entity. The financial statements referred to above are based on judgments, estimations, and allocations determined by the management of Greenick, Inc.

/s/ Moore Stephens Wurth Frazer and Torbet, LLP

Orange, California

June 18, 2004

AIRWORKS ELECTRONIC AND INSTALLATION DIVISION

(A Business Unit of Greenick, Inc.)

STATEMENTS OF ASSETS, LIABILITIES AND DIVISIONAL CAPITAL

DECEMBER 31, 2003 AND 2002

ASSETS
	2003	2002
CURRENT ASSETS
Accounts receivable, net of allowance of $273,000 and $58,000 for 2003 and 2002, respectively	$2,424,808	$521,786
Inventory	194,176	92,787

Total current assets	2,618,984	614,573
PROPERTY AND EQUIPMENT, NET	205,905	261,176

TOTAL ASSETS	$2,824,889	$875,749

LIABILITIES AND DIVISIONAL CAPITAL
CURRENT LIABILITIES
Accounts payable	$971,982	$595,809
Accrued expenses	99,062	63,371
Customer deposits	443,000	618,000

Total current liabilities	1,514,044	1,277,180
DIVISIONAL CAPITAL	1,310,845	(401,431)

COMMITMENTS AND CONTINGENCIES	—	—
TOTAL LIABILITIES AND DIVISIONAL CAPITAL	$2,824,889	$875,749

AIRWORKS ELECTRONIC AND INSTALLATION DIVISION

(A Business Unit of Greenick, Inc.)

STATEMENTS OF OPERATIONS

FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002

	2003	2002
REVENUES	$6,738,769	$1,620,641

COST OF GOODS SOLD
Materials	1,860,415	1,121,576
Salaries, wages and related costs	1,001,214	785,426
Other costs of goods sold	1,031,606	539,367

TOTAL COSTS OF GOODS SOLD	3,893,235	2,446,369

GROSS PROFIT	2,845,534	(825,728)

OPERATING EXPENSE
Salaries, wages and related costs	367,830	181,512
General and administrative	2,213,875	970,832
Depreciation	55,271	75,341
Bad debt expense	194,000	58,000
Rent	53,682	49,934

TOTAL OPERATING EXPENSES	2,884,658	1,335,619

NET LOSS	$(39,124)	$(2,161,347)

AIRWORKS ELECTRONIC AND INSTALLATION DIVISION

(A Business Unit of Greenick, Inc.)

STATEMENTS OF CHANGES IN DIVISIONAL CAPITAL

FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002

	2003	2002
BALANCE, beginning of year	$(401,431)	$618,821
NET LOSS	(39,124)	(2,161,347)
NET CONTRIBUTIONS TO THE DIVISION	1,751,400	1,141,095

BALANCE, end of year	$1,310,845	$(401,431)

AIRWORKS ELECTRONIC AND INSTALLATION DIVISION

(A Business Unit of Greenick, Inc.)

STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002

	2003	2002
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(39,124)	$(2,161,347)
Adjustments to reconcile net loss to net cash flows from operating activities:
Depreciation expense	55,271	75,341
(Increase) decrease in assets:
Accounts receivable	(1,903,022)	(189,101)
Inventory	(101,389)	125,331
Increase (decrease) in liabilities:
Accounts payable	376,173	508,414
Accrued expenses	35,691	18,085
Customer deposits	(175,000)	518,000

Net cash flows from operating activities	(1,751,400)	(1,105,277)

CASH FLOWS FROM INVESTING ACTIVITIES
Purchases of property and equipment	—	(35,818)

Net cash flows from investing activities	—	(35,818)

CASH FLOWS FROM FINANCING ACTIVITIES
Net capital contributions to the division	1,751,400	1,141,095

Net cash flows from financing activities	1,751,400	1,141,095

NET CHANGE IN CASH AND CASH EQUIVALENTS	—	—
CASH AND CASH EQUIVALENTS, beginning of year	—	—

CASH AND CASH EQUIVALENTS, end of year	$—	$—

AIRWORKS ELECTRONIC AND INSTALLATION DIVISION

(A Business Unit of Greenick, Inc.)

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2003

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Business Operations. AirWorks Electronic and Installation Division (the Division) is a business unit of Greenick, Inc. (“Greenick”) d/b/a AirWorks operating a flight support business including aircraft cockpit, door and cabin surveillance, electrical harnesses and installation support to various airline operators from its facility in Rancho Santa Margarita, California. The Division sells product to customers located throughout the world.

Basis of Presentation. The Division does not constitute a separate legal entity. The financial statements of the Division present the operating results and the financial position of the AirWorks Electronic and Installation Division of Greenick. The Division was dependent on Greenick to fund its working capital needs through April 2004.

As further described in Note 10, on April 26, 2004, Global ePoint, Inc. (“Global ePoint”), acquired certain divisional assets of Greenick.

Prior to the acquisition by Global ePoint, no financial statements were available with accounting and disclosures normally presented for a separate legal entity. The financial statements have been prepared from the historical accounting records of Greenick and reflect the application of allocation policies adopted by Greenick for various costs and activities. All of the accounting judgments, estimations and allocations in these financial statements are based on assumptions that the management of Greenick believe are reasonable for purposes of preparing the Division’s financial statements. However, these allocations are estimates and are not necessarily indicative of the costs that would have resulted had the Division operated as a stand-alone, separate entity.

The financial statements of the Division have been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (“SEC”) for inclusion in a Form 8-K to be filed in connection with the acquisition by Global ePoint as described in Note 10.

Insolvency. During 2003, Greenick could no longer meet its current obligations due to continuing operating losses incurred during 2002 and 2003. In August 2003, Greenick’s lenders assigned a receiver and a consulting group to monitor the day to day operations of Greenick. Effective April 26, 2004, certain assets of the Division were acquired by Global ePoint which assumed responsibility for funding the operations of the Division acquired.

Inventory. Inventory consists primarily of component parts. Inventories are stated at the lower of cost, on a first-in, first-out basis or market.

Property and Equipment. Property and equipment are recorded at cost. Depreciation is computed using the straight-line method over estimated useful lives of 2 to 5 years for equipment and furniture and the term of the underlying lease for leasehold improvements. Maintenance and repairs are expensed as incurred.

Impairment of Long-Lived Assets. Long-lived assets consist of property and equipment. The Division reviews its long-lived assets for impairment whenever events or business circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to future net cash flows expected to be generated by the asset. If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the assets exceeds the fair value of the assets. Assets to be disposed of are reported at the lower of the carrying amount or fair value less costs to sell.

Divisional Capital. The Division has been dependent upon Greenick to fund its working capital needs. All charges and allocations of costs for functions and services provided by Greenick are deemed paid by the Division, in cash, in the year in which the cost is recorded in these financial statements. Greenick does not charge the Division interest on the divisional capital balances.

Revenue Recognition. The Division provides services under contracts with terms ranging from hourly to several years. Revenue is recognized when services are rendered based on hourly and hardware utilization rates specified in contracts. Prepayments on contracts are recorded as customer deposits on the accompanying statement of assets, liabilities, and divisional capital. Unbilled services on contracts are recorded as unbilled receivables.

Income Taxes. The Division does not file separate federal or state income tax returns as Greenick files income tax returns that include the operations of the Division. The Division has recorded its federal and state current income tax provision on a stand-alone basis as if the Division files separate tax returns. The Division records a current provision for income taxes based upon amounts payable or refundable. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax basis and operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. Due to historical net losses of the Division, a valuation allowance is established to offset all related deferred tax assets.

Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. The Division’s significant estimates primarily relate to the assessment of the required accounts receivable allowance for doubtful accounts and the required allowance for inventory obsolescence. Additionally, significant estimates include the allocation to the Division of its share of certain general and administrative costs incurred by Greenick. These are estimates and are not necessarily indicative of the costs that would have resulted had the Division operated as a stand-alone, separate entity.

2. NEW ACCOUNTING PRONOUNCEMENTS

In November 2002, the Emerging Issues Task Force (“EITF”) finalized its tentative consensus on EITF Issue 00-21, “Revenue Arrangements with Multiple Deliverables,” which provides guidance on the measurement and allocation of revenue from sales undertakings to deliver more than one product or service. The Division adopted the provisions of EITF 00-21 effective July 1, 2003. The adoption of this pronouncement did not have a significant impact on the financial condition or results of operations of the Division.

In April 2002, the FASB issued Statement of Financial Accounting Standards No. 145 “Rescission of Statements No. 4, 14 and 64, Amendment of FASB Statement No. 13 and Technical Corrections.” (“FAS 145”). This Statement rescinds SFAS No. 4, “Reporting Gains and Losses from Extinguishment of Debt,” and an amendment of that Statement, SFAS No. 64, “Extinguishments of Debt Made to Satisfy Sinking-Fund Requirements.” This Statement also rescinds SFAS No. 44, “Accounting for Intangible Assets of Motor Carriers.” This Statement amends SFAS No. 13, “Accounting for Leases,” to eliminate any inconsistency between the required accounting for sale-leaseback transactions and the required accounting for certain lease modifications that have economic effects that are similar to sale-leaseback transactions. FAS 145 also amends other existing authoritative pronouncements to make various technical corrections, clarify meanings, or describe their applicability under changed conditions. This Statement is effective for fiscal years beginning after May 15, 2002. The adoption of this statement did not have a significant impact on the financial condition or results of operations of the Division.

In June 2002, the FASB issued Statement of Financial Accounting Standards No. 146, “Accounting for Costs Associated with Exit or Disposal Activities.” The standard requires companies to recognize costs associated with exit or disposal activities when they are incurred rather than at the date of commitment to an exit or disposal plan. Examples of costs covered by the standard include lease termination costs and certain employee severance costs that are associated with restructuring, discontinued operations, plant closing, or other exit or disposal activity. Previous accounting guidance was provided by EITF Issue No. 94-3, “Liability Recognition for Certain Costs, Employee Termination Benefits and Other Costs to Exit an Activity (including Certain Costs Incurred in a Restructuring).” SFAS No. 146 replaces EITF 94-3 and is to be applied prospectively to exit or disposal activities initiated after December 31, 2002. The adoption of this statement did not have a significant impact on the financial condition or results of operations of the Division.

In November 2002, the FASB issued Interpretation No. 45, Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others (FIN 45). FIN 45 requires the recognition of certain guarantees as liabilities at fair market value and is effective for guarantees issued or modified after December 31, 2002. The Division has adopted the disclosure requirement of FIN 45 and it did not have a significant impact on the financial condition or results of operations of the Division.

In December 2002, the FASB issued Statement of Financial Accounting Standards No. 148 “Accounting for Stock-Based Compensation — Transition and Disclosure”. Effective for interim periods beginning after December 15, 2002, disclosure is required for information on the fair value of stock options and the effect on earnings per share (in tabular form) for both interim and annual reports. The adoption of this statement did not have a significant impact on the financial condition or results of operations of the Division.

In January 2003, the FASB issued Interpretation No. 46, “Consolidation of Variable Interest Entities, an Interpretation of ARB No. 51,” effective February 1, 2003. Interpretation No. 46 requires the primary beneficiary of a variable interest entity (“VIE”) to consolidate the VIE under certain circumstances. Interpretation No. 46 is effective for all new VIEs created or acquired after January 31, 2003. For VIEs created or acquired prior to February 1, 2003, Interpretation No. 46 must be applied for the first interim or annual period beginning after December 15, 2003. The adoption of this pronouncement did not have a significant impact on the financial condition or results of operations of the Division.

In April 2003, the FASB issued SFAS No. 149, “Amendment of Statement 133 on Derivative Instruments and Hedging Activities,” which amends and clarifies financial accounting and reporting for derivative instruments embedded in other contracts (collectively referred to as derivatives) and for hedging activities under FASB Statement No. 133, “Accounting for Derivative Instruments and Hedging Activities.” SFAS No. 133 is effective for contracts entered into or modified after June 30, 2003 and for hedging relationships designated after June 30, 2003. The Division does not expect the adoption of SFAS No. 149 to have a significant impact on the financial condition or results of operations of the Division.

In May 2003, the FASB issued SFAS No. 150, “Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity,” which establishes standards for how an issuer classifies and measures in its statement of financial position certain financial instruments with characteristics of both liabilities and equity. It requires that an issuer classify a financial instrument that is within its scope as a liability (or an asset in some circumstances) because that financial instrument embodies an obligation of the issuer. For example, the Statement requires liability classification for a financial instrument issued in the form of shares that have mandatory redemptions, e.g., includes an unconditional obligation requiring the issuer to redeem it by transferring its assets at a specified or determinable date or dates or upon an event that is certain to occur. SFAS No. 150 is effective for financial instruments entered into or modified after May 31, 2003, and otherwise is effective at the beginning of the first interim period beginning after June 15, 2003. The Division does not expect the adoption of SFAS No. 150 to have a significant impact on the financial condition or results of operations of the Division.

3. ALLOWANCE FOR DOUBTFUL ACCOUNTS

Management evaluates accounts receivable periodically for potential uncollectible receivables based on contractual due dates. Management estimated the reserve for doubtful accounts to be $273,000 and $58,000 as of December 31, 2003 and 2002, respectively.

Amount
Balance, December 31, 2001	$36,000
Provision for bad debts	22,000
Write-offs	—

Balance, December 31, 2002	58,000
Provision for bad debts	215,000
Write-offs	—

Balance, December 31, 2003	$273,000

4. PROPERTY AND EQUIPMENT

As of December 31, 2003 and 2002, property and equipment consisted of the following:

	2003	2002
Furniture and fixtures	$8,333	$8,333
Machinery and equipment	378,843	378,843
Tools and jigs	81,182	81,182

Property and equipment, total	468,358	468,358
Accumulated depreciation	262,453	207,182

Property and equipment, net	$205,905	$261,176

Depreciation expense amounted to $55,271 and $75,341 for the years ended December 31, 2003 and 2002, respectively.

5. ACCRUED EXPENSES

As of December 31, 2003 and 2002, accrued expenses consisted of the following:

	2003	2002
Accrued salaries and wages	$30,603	$15,311
Accrued vacation	68,459	48,060

Total	$99,062	$63,371

6. INCOME TAXES

The Division has incurred net operating losses for tax purposes in recent years. The Division has not reflected any benefit of such net operating loss carryforwards in the accompanying financial statements. The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities are as follows as of December 31:

	2003	2002
Federal net operating loss carryforward	$754,000	$822,000
Allowance for doubtful accounts	117,000	25,000
Accrued vacation	86,000	86,000

Deferred tax assets	957,000	933,000
Deferred state tax liability	(44,000)	(40,000)
Valuation allowance	(913,000)	(893,000)

Net deferred tax asset	$—	$—

The provision for income taxes differs from the expected tax expense, computed by applying the federal corporate rate of 34% to earnings before income taxes as follows:

	2003	2002
Expected federal benefit at 34%	$13,000	$735,000
Amortization deduction of goodwill	—	—
State income taxes	7,000	64,000
Change in valuation allowance	(20,000)	(799,000)

Net provision for income taxes	$—	$—

7. CAPITAL LEASES AND COMMITMENTS

The Division leases its facilities under non-cancelable operating lease arrangements expiring in December 2003. The rental payments under these leases are charged to expense as incurred. Total rent expense included in the accompanying statements of operations was approximately $53,682 and $49,934 for the years ended December 31, 2003 and 2002, respectively. The Division maintained an operating lease for the facilities in Rancho Santa Margarita through December 2003. The Division was subject to a month to month lease arrangement in the same facility through June 2004. During June 2004, the Division relocated to facilities provided by Global ePoint, Inc. as part of the acquisition discussed in Note 1.

8. BUSINESS CONCENTRATIONS AND CONTINGENCIES

Credit risk. The Division provides services primarily to large commercial airlines based in foreign countries. Credit is extended based on an evaluation of the customer’s financial condition and collateral is generally not required.

Customer concentrations. For the year ended December 31, 2003, three customers accounted for 67% of revenues and four customers accounted for 70% of accounts receivable. For the year ended December 31, 2002, four customers accounted for 76% of revenues and five customers accounted for 86% of accounts receivable.

FAA Certifications. The Division holds various certifications issued by the Federal Aviation Administration (“FAA”) for its systems and component parts which authorize the installation of the Division’s products in specific aircrafts. Compliance with FAA regulations and maintenance of the Divisions certifications is a critical factor in the ability of the Division to conduct its business.

9. LEGAL PROCEEDINGS

The Division has been named as a party to certain litigation matters due to Greenick’s recent insolvency. The asset purchase agreement described in Note 10, provides for a reduction of the purchase price for any litigation settlements paid by the continuing operations of the Division. Management does not believe that the pending litigation claims will have a material impact on the continuing financial results of the Division.

10. SUBSEQUENT EVENTS

Global ePoint Asset Purchase Agreement. On April 26, 2004, certain assets of AirWorks were acquired by Global ePoint from Insolvency Services Group, Inc. (“ISG”) who had acquired those assets from AirWorks pursuant to a general assignment. This assignment by AirWorks to ISG was part of an assignment for the benefit of creditors of AirWorks. Pursuant to the assignment from ISG, Global ePoint acquired AirWork’s electronic and installation assets including intellectual property, contracts and purchase orders from major airline operators. In consideration for the assets, Global ePoint is required to pay approximately $3,300,000 in cash. Approximately $2,300,000 was paid at closing including $500,000 which was advanced prior to March 31, 2004. The remaining $1,000,000 is due prior to June 25, 2004. A contingency payment of up to $3,000,000 in cash is also payable for the assets. In order to receive any contingency payment, certain financial performance benchmarks must be attained which are primarily related to obtaining firm customer orders through April 2005. The contingency payments, if any, are due the later of December 1, 2004, or the date 30 days after the benchmark is first attained. However, no contingency payments will be required if the benchmarks are not attained within one year of the closing date. The contingency payments, if any, may be reduced if certain enumerated items materialize or fail to occur following the closing.

Avatar Asset Purchase Agreement. Concurrently with the Global ePoint asset purchase agreement, Avatar Technology, Inc. (“Avatar”), purchased Greenick’s aircraft seat restoration assets including intellectual property, contracts and purchase orders from major airline operators. In consideration for the assets, Avatar is required to pay approximately $500,000. Avatar’s sole shareholder is also an officer and shareholder of Global ePoint.